US LEC CORP.

                                5,500,000 Shares(1)
                              Class A Common Stock
                                ($.01 par value)

                             Underwriting Agreement


                                                              New York, New York
                                                                          , 1998

Salomon Smith Barney
Smith Barney Inc.
Bear, Stearns & Co. Inc.
Wheat First Securities, Inc.
         As Representatives of the several Underwriters, c/o Smith Barney Inc.
         388 Greenwich Street
         New York, New York 10013


         Ladies and Gentlemen:

                  US LEC Corp., a Delaware corporation (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 5,500,000 shares of Class A Common Stock, $.01 par value ("Common Stock"), of the Company (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 825,000 additional shares of Common Stock to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Certain terms used herein are defined in Section 17 hereof.

                  1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

                  (a) The Company has prepared and filed with the Commission a registration statement (file number 333-46341) on Form S-1, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments



-----------------------
(1) Plus an option to purchase from the Company, up to 825,000 additional Securities to cover over-allotments.







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


         thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in strict conformity with written information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                  (c) Each of the Company and its subsidiaries (individually a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated or organized, as the case may be, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation or limited liability company, as the

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         case may be, and is in good standing under the laws of each jurisdiction which requires such qualification.

                  (d) All the outstanding shares of capital stock or equity securities, as the case may be, of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock or equity securities, as the case may be, of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances; and no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership of interests in the Subsidiaries are outstanding.

                  (e) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Securities being sold hereunder have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities have been duly authorized for listing, subject to official notice of issuance, on the Nasdaq National Market; the certificates for the Securities have been duly authorized by the Company's Board of Directors and are in valid and sufficient form and comply in all respects with the requirements of the Delaware General Corporation Law; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                  (f) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Risk Factors - Risks Associated with Implementation of Growth Strategy Interconnection Agreements," "Risk Factors - Uncertainties Related to Reciprocal Compensation," "Risk Factors - Competition," Risk Factors - Regulation," "Business - Regulation" and Business - Competition" fairly summarize the matters therein described.

                  (g) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.


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

                  (h) The Company is not and, after giving effect to the offer and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (i) No consent, approval, authorization, exemption, order or decree of, or filing, registration, qualification, license or permit of or with, any court or governmental agency or body is required in connection with the execution of the Registration Statement and the execution and delivery of this Agreement and consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

                  (j) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, (i) the certificate of incorporation or by-laws (or equivalent organizational documents) of the Company or any of its Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to which any of their property is subject, (iii) any statute, law, rule, regulation, judgment, order, decision or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties, or (iv) any license, permit, certificate or authorization.

                  (k) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

                  (l) The consolidated historical financial statements of the Company and its consolidated Subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the captions "Summary - Summary Historical Consolidated Financial and Operating Data" and "Selected Historical Consolidated Financial and Operating Data" in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein.

                  (m) No action, suit, complaint, investigation or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving


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         the Company or any of its Subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (n) Each of the Company and its Subsidiaries, owns, licenses or leases all such properties as are necessary to the conduct of its respective operations as presently conducted; neither the Company nor any Subsidiary is in violation of any statute, law, rule, regulation, judgment, order, decision or decree of any court or arbitrator or any Federal, state or local governmental or regulatory authority having jurisdiction over the Company or its Subsidiaries or to which any of their respective properties is subject, or is in non-compliance with any term or condition of, or has failed to obtain and maintain in effect, any license, certificate, permit or other authorization required for the ownership or lease of its property or the conduct of its business, except as set forth in or contemplated by the Prospectus (exclusive of any supplement thereto), which violation, non-compliance or failure would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as whole; and none of the Company or any Subsidiary has received notice of any proceedings relating to the revocation or material modification of any such license, certificate, permit or other authorization, except as set forth in or contemplated by the Prospectus.

                  (o) Neither the Company nor any Subsidiary is in violation or default of (i) any provision of its certificate of incorporation or by-laws (or equivalent organizational documents), (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any license, permit, certificate or authorization.

                  (p) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated Subsidiaries and delivered their report with respect to the audited consolidated financial statements included in the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (q) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

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


                  (r) The Company and its Subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed by them or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (s) No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries' principal suppliers, contractors or customers, that could have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (t) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).


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                  (u) No Subsidiary of the Company is currently prohibited,
         directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock or equity securities, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus.

                  (v) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (w) The Company has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (x) The Company and its Subsidiaries (i) have been and are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety (including, but not limited to, occupational health and safety), the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability, and are not aware of any conditions that would give rise to potential liability, for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). Except as set forth in the Prospectus, neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any state analogs thereto.


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                  (y) Each of the Company and its Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its Subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. The Company and its Subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (z) The Company has made the required disclosures, if any, in the Prospectus required by the Commission's Staff legal bulletin No. 5 dated October 8, 1997 (as revised on January 12, 1998) related to Year 2000 compliance.

                  (aa) Each of the Company and its Subsidiaries have in effect all the telecommunications regulatory licenses, permits, certificates, authorizations, consents, approvals and orders ("Telecommunications Licenses") necessary or required to be obtained from the Federal Communications Commission ("FCC") or the regulatory authority of any state or local jurisdiction for the Company and its Subsidiaries to conduct their respective businesses as presently conducted or as proposed to be conducted and as described in the Registration Statement. The Telecommunications Licenses obtained by the Company or its Subsidiaries have been duly and validly issued and are in full force and effect and are not subject to any conditions outside the ordinary course, all express conditions in the Telecommunications Licenses have been satisfied, and no proceedings to revoke, restrict or modify such Telecommunications Licenses are pending or, to the best of the Company's knowledge, threatened.

                  (bb) The Company and its Subsidiaries have operated, in all material respects, in compliance with (i) all statutes, laws, rules, regulations, judgments, orders, decisions or decrees of any court, regulatory body, administrative body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Subsidiaries or any of its properties, as applicable, and (ii) any license, permit, certificate, or authorization held by or issued to the Company or its Subsidiaries.

                  (cc) The Company and its Subsidiaries have filed with all administrative bodies, administrative agencies, governmental bodies, arbitrators or other authorities having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, all applications, statements, reports, tariffs, information, forms, or any other documents required under statutes, laws, rules, regulations, judgments, orders, decisions or decrees, except where the failure to file would not have a material adverse effect on the Company's ability to provide its services as described in the Registration Statement. To the Company's knowledge, such filings or submissions were in compliance with applicable laws
                                       8

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         or regulations when filed or submitted and no deficiencies have been asserted by any administrative bodies, administrative agencies, governmental bodies, arbitrators or other authorities with respect to such filings or submissions except where the deficiency is of such a nature that failure to cure any such deficiency would not have a material adverse effect on the Company's ability to provide its services as described in the Registration Statement. To the Company's knowledge, the information contained in such filings or submissions was and continues to be in all material respects, accurate, complete and up-to-date at the time the filings or submissions were made.

                  (dd) Except as disclosed in the Prospectus, neither the Company nor any Subsidiary is a party to any agreement with any "affiliate" (as defined in the Act) of the Company.

                  (ee) The merger of the Company with US LEC LLC was duly authorized and approved by the Company and such merger was consummated in accordance with all applicable laws.

                  (ff) The exchange of $5,000,000 of indebtedness owed by the Company to Richard T. Aab into shares of the Company's Class B Common Stock has been duly authorized and approved by the Company and such exchange has been consummated.

                  Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[______] per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 825,000 Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities by the Company, and payment therefor to the Company, shall be made as provided in Section 3 hereof. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option

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Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                  3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on [_________], 1998, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  5. Agreements. The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has

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


         become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company promptly will (1) notify the Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (f) The Company will not, without the prior written consent of Smith Barney Inc., for a period of 180 days following the Execution Time, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

                  (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the Nasdaq National Market; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification);
                                       12

         (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings);
         (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

                  6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 5:30 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or
         (ii) 9:30 a.m. on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Representatives the opinion of Moore & Van Allen, PLLC, counsel for the Company dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) each of the Company and its subsidiaries
                  (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated or organized, as the case may be, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is incorporated or organized, as the case may be, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation or limited liability company, as the case may be, and is in good standing under the laws of each jurisdiction which requires such qualification;

                           (ii) all the outstanding shares of capital stock or
                  equivalent equity securities of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise disclosed in the Prospectus, all outstanding shares of capital stock or equivalent equity securities of each of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interest, claim, lien or encumbrance and, to the knowledge of such counsel, there are no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for shares of capital stock of or ownership interest in any of the Subsidiaries are outstanding;

                           (iii) the Company's authorized equity capitalization
                  is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance on the Nasdaq National Market; the certificates for the Securities have been duly authorized by the Company's Board of Directors and are in valid and sufficient form and comply in all respects with the requirements of the Delaware General Corporation Law; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities and, except as set forth in the Prospectus, to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                           (iv) to the knowledge of such counsel, there is no
                  pending or threatened action, complaint, investigation, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Risk Factors
                  - Risks Associated with Implementation of Growth Strategy - Interconnection Agreements," "Risk Factors - Uncertainties Related to Reciprocal Compensation," "Risk Factors - Regulation," "Business - Regulation" and "Business - Legal Proceedings," fairly summarize the matters therein described;

                           (v) the Registration Statement has become effective
                  under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and such counsel has no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contains or contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no belief);

                           (vi) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (vii) the Company is not and, after giving effect to
                  the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

                           (viii) no consent, approval, authorization, filing
                  with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus;

                           (ix) neither the execution of the Registration
                  Statement and the execution and delivery of this Agreement nor the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to, (i) the certificate of incorporation or by-laws (or equivalent governing documents) of the Company or any of its

                  Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to which its or their property is subject which is known to such counsel, (iii) any statute, law, rule, regulation, judgment, order, decision or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Subsidiaries or any of its or their properties, or (iv) any license, permit, certificate or authorization; and

                           (x) to such counsel's knowledge, no holders of
                  securities of the Company have rights to the registration of such securities under the Registration Statement.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the State of North Carolina, the General Corporation Law of the State of Delaware or the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and
         (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Company shall have furnished to the Representatives the opinion of Swidler & Berlin, special federal regulatory counsel for the Company dated the Closing Date and addressed to the Representatives, substantially in the form of Exhibit B hereto.

                  (d) The Company shall have furnished to the Representatives opinions of local counsel from each state where the Company or its Subsidiaries hold any license, permit, certificate or authorization, from counsel acceptable to the Representatives, dated the Closing Date and addressed to the Representatives substantially in the form of Exhibit C hereto.

                  (e) The Representatives shall have received from Paul, Hastings, Janofsky & Walker LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. The opinion or opinions of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                  (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (g) At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, addressed to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the consolidated financial
                  statements and financial statement schedules audited by them and included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                           (ii) based upon a reading of the latest unaudited
                  consolidated financial statements made available by the Company; their limited review in accordance with the standards established by the American Institute of Certified Public Accountants ("AICPA") of the unaudited interim financial information for the date covered by such financial statements for the period; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; such specified procedures would include, but are not limited to, a reading of minutes of the shareholders' and directors' meetings (and any meetings of committees of the Board of Directors) of the Company and its Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and Subsidiaries as to transactions and events subsequent to December 31, 1997, nothing has come to their attention that causes them to believe that:

                                    (1) any unaudited financial statements
                           included in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-1; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus;

                                    (2) with respect to the period subsequent to
                           December 31, 1997, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its Subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the December 31, 1997 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 1998 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenue or per share amounts of net income of the Company and its Subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                                    (3) the information included in the
                           Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data) and Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its Subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Prospectus Summary", "Risk Factors", "Use of Proceeds",
                                       18

                  "Dilution", "Capitalization", "Selected Consolidated Financial and Operating Data", "Management's Discussion and Analysis of Financial Conditions and Results of Operations", "Business", "Management", and "Certain Relationships and Related Transactions" in the Prospectus, agrees with the accounting records of the Company and its Subsidiaries, excluding any questions of legal interpretation.

                  References to the Prospectus in this paragraph (g) include any supplement thereto at the date of the letter.

                  The Company shall have received from Deloitte & Touche LLP (and furnished to the Representatives) a report with respect to a review of unaudited interim financial information of the Company for the four quarters ending December 31, 1997, in accordance with Statement on Auditing Standards No. 71.

                  (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
         (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (i) The Securities shall have been listed and admitted and authorized for trading on the Nasdaq National Market upon issuance.

                  (j) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company and major shareholders listed in Schedule II hereto addressed to the Representatives.

                  (k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the

Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Such cancellation shall not effect any liability on the part of the Company for a breach hereunder or otherwise. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Paul, Hastings, Janofsky & Walker LLP, counsel for the Underwriters, at 399 Park Avenue, New York, New York, on the Closing Date.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such

Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, the legend in block capital letters on page 2 related to stabilization, syndicate covering transactions and penalty bids and, under the heading "Underwriting," (i) the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting

Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or National Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.: (212) ) and confirmed to the General Counsel, Salomon Smith Barney, at , New York, New York, , Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to (704) 319-1345 and confirmed to it at 212 South Tryon Street, Suite 1540, attention of Tansukh V. Ganatra.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                  "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended
                                       24
         at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

                  "Salomon Smith Barney" shall mean Smith Barney Inc. or Salomon Brothers Inc to the extent that either such party is a signatory to this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                  Very truly yours,

                                  US LEC Corp.



                                   By:   ________________________
                                         Name:
                                         Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Smith Barney Inc. Bear, Stearns & Co. Inc.
Wheat First Securities, Inc.

  By:  Smith Barney Inc.

  By:
     -----------------------

       Name:
       Title:

For themselves and the other several
Underwriters named in Schedule I to the
foregoing Agreement.

                                   SCHEDULE I
                                   ----------


                                                 NUMBER OF UNDERWRITTEN
                                                    SECURITIES TO BE
UNDERWRITERS                                             PURCHASED
------------                                     -----------------------
 Smith Barney Inc. . . . . . . . .

 Bear, Stearns & Co. Inc.  . . . .

 Wheat First Securities Inc.  . . .











                                                               ----------

                  Total . . . . . . . . .                      5,500,000
                                                               =========

                                   SCHEDULE II
                                   -----------

                  OFFICERS AND DIRECTORS AND MAJOR SHAREHOLDERS

1.       Richard T. Aab
2.       Joyce M. Aab
3.       Tansukh V. Ganatra
4.       David C. Conner
5.       Gary D. Grefrath
6.       Michael K. Simmons
7.       David N. Vail
8.       David M. Flaum
9.       Steven L. Schoonover
10.      Craig K. Simpson
11.      Melrich Associates, L.P.
12.      Super STAR Associates Limited Partnership

                                                                   EXHIBIT A


     [LETTERHEAD OF OFFICER, DIRECTOR OR MAJOR SHAREHOLDER OF US LEC CORP.]


                                  US LEC Corp.
                     Public Offering of Class A Common Stock


                                     , 1998

Smith Barney Inc. Bear,
Stearns & Co. Inc. Wheat First
Securities, Inc. As
Representatives of theseveral
Underwriters, c/o Smith Barney
Inc. 388 Greenwich Street New
York, New York 10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between US LEC Corp., a Delaware corporation (the "Company"), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Class A Common Stock, $.01 par value (the "Common Stock"), of the Company.

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of this Agreement.

                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                Yours very truly,


                                By:   __________________________
                                      Name:

                                      Address:    __________________
                                                  ------------------

                                                                     EXHIBIT B

                               _____________, 1998


Smith Barney Inc.
Bear, Stearns & Co. Inc.
Wheat First Securities, Inc.
As Representatives of the several Underwriters
c/o Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

         We have acted as special U.S. telecommunications regulatory counsel to US LEC Corp., a Delaware corporation (the "Company"), and its subsidiaries (collectively, the "Subsidiaries"). This opinion is being delivered to you pursuant to Section 6(c) of the Underwriting Agreement dated ________, 1998 ("Underwriting Agreement") entered into by the Company, Smith Barney Inc., Bear, Stearns & Co. Inc., and Wheat First Securities, Inc., for themselves and the other several Underwriters named in Schedule I to the Underwriting Agreement (collectively the "Underwriters"). Each capitalized term used but not defined herein shall have the meaning ascribed to it in the Underwriting Agreement.

         Our opinion is limited to certain U.S. telecommunications regulatory matters specifically related to the Communications Act of 1934, as amended, including amendments made by the Telecommunications Act of 1996, 47 U.S.C. ss. 151 et seq., and the rules, regulations and orders of the Federal Communications Commission ("FCC") (collectively the "Communications Act"). We express no opinion and assume no responsibility as to the applicability of any other U.S., state, local, foreign, supranational, or regional laws or regulations, including, but not limited to, laws governing the corporate organization, authority to transact business, or tax liability of the Company or the Subsidiaries.

         In this limited capacity, and for the purposes of this opinion, we have reviewed sections of the Company's Registration Statement on Form S-1 (Registration No. 333-46341) under the captions "Risk Factors-Competition," "Risk Factors-Risks Associated with Implementation of Growth Strategy-Interconnection Agreements," "Risk Factors-Uncertainties Related to Reciprocal Compensation," "Risk Factors-Regulation," "Business-US LEC's Network-Interconnection," "Business-Competition,"
"Business-Regulation-Overview," "Business-Regulation-Federal Legislation,"
"Business-Regulation-Federal Regulation and Related Proceedings," "Business-Regulation-Eighth Circuit Court of Appeals Decision," "Business-Regulation-U.S. District Court Decision," and "Business-Legal Proceedings."

         Although we have acted as special U.S. telecommunications regulatory counsel in specific telecommunications regulatory matters to the Company and the Subsidiaries, we draw your attention to the fact that we have not undertaken any on-site or other physical inspections of their business or properties, and with respect to business practices, operations, accounts, personnel or day-to-day affairs have not independently verified the manner in which their respective businesses are operated.

         For purposes of this opinion, we have reviewed the Underwriting Agreement, the Prospectus, the certificate of the officers of the Company and the Subsidiaries attached as Schedule A hereto (the "Certificate"), Licenses and such documents as we have deemed necessary or appropriate to form the basis for the opinions hereinafter expressed. In our review, we have assumed without independent investigation (i) the genuineness of all signatures; (ii) that where any signature purports to have been made in a corporate, governmental, fiduciary, or other capacity, the person who affixed such signature to such document had authority to do so; (iii) the authenticity of all documents submitted to us as originals; (iv) the conformity to authentic original documents of all documents submitted to us as certified, conformed, or photostatic copies; and (v) the conformity of all provisions, terms, and conditions contained in documents submitted to us in draft form with the provisions, terms, and conditions contained in the executed final versions of such documents. We have also assumed, without independent inquiry, that there are no agreements or understandings between or among the Company and other parties other than those disclosed in the Underwriting Agreement that would expand, modify, or otherwise affect the terms of the Underwriting Agreement or the rights or obligations thereunder of the parties thereto, and that those documents accurately and completely set forth the agreement of all parties thereto.

         In connection with this opinion as to matters of fact, other than factual matters relating to the existence of the Communications Act, we have relied upon the representations and warranties of the Company and the Company's officers set out in the Underwriting Agreement and the Certificate. We have not undertaken any independent investigation to verify any such matters, and our opinion is therefore, as to such factual matters, based solely upon such representations and warranties. Whenever in this opinion we limit our opinion to "to our knowledge," our statements are based solely on the Certificate and any information that became known to the telecommunications attorneys of this firm who are involved in representing the Company and the Subsidiaries in the course of their performance of such representation, and a review of the publicly available files of the FCC. Wherever in our opinion we state that the Company and the Subsidiaries have filed a tariff at the FCC, we express no opinion whatsoever concerning whether, and to what extent, such tariff reflects their current actual rates and services or complies with the specific format, rate structure, and other tariff rules of the FCC (except as expressly provided in paragraph 5, below).

         For purposes of this opinion, we have made such examination of the Communications Act as we have deemed necessary. In the course of developing this opinion, we have examined only actions and approvals arising out of, relating to, or taken pursuant to the provisions of the Communications Act. We have not undertaken to determine the existence of any actions, approvals, or proceedings, whether outstanding, pending, or threatened, before persons or entities other than the FCC.

         This opinion is given as of the date hereof, and we assume no obligation to notify you of any changes in this opinion as a result of any facts that may come to our attention in the future, nor do we assume any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter occur or come to our attention, or to assess the likelihood of any event, including any proceeding or appeal which hereafter may be initiated by or before the FCC, or any federal or state court or government agency, or any changes in laws, rules or regulations, or the interpretation of such, which may hereafter occur, or of any material changes in the terms of the transactions contemplated in the Underwriting Agreement.

         On the basis of the foregoing, and subject to the assumptions, limitations and exceptions set forth herein, we are of the opinion that:

1. Schedule B hereto accurately and completely lists all of the certificates and authorizations of the Company and the Subsidiaries issued by the FCC. Each of the Company and its Subsidiary have the certificates and authorizations, if any, required by the Communications Act (collectively the "Licenses") for the provision of interstate and foreign telecommunications services within the United States as described in the Registration Statement.

2. To our knowledge, neither the Company nor any of the Subsidiaries are subject to any pending or threatened complaint, investigation or proceeding before the FCC based on any alleged violation by the Company or any Subsidiary in connection with its provision of or failure to provide telecommunications service.

3. To our knowledge, (i) the Licenses are validly issued; (ii) the Licenses are in full force and effect and are not subject to conditions outside the ordinary course; and (iii) all express conditions in the Licenses have been satisfied.

4. The statements in the Registration Statement and Prospectus under the heading of "Risk Factors-Competition,""Risk Factors-Risks Associated with Implementation of Growth Strategy-Interconnection Agreements," "Risk Factors-Uncertainties Related to Reciprocal Compensation," "Risk Factors-Regulation," "Business-US LEC's Network- Interconnection," "Business-Competition," "Business-Regulation-Overview,"
         "Business-Regulation-Federal Legislation," "Business-Regulation-Federal
         Regulation and Related Proceedings," "Business -Regulation-Eighth Circuit Court of Appeals Decision," "Business-Regulation-U.S. District Court Decision," and "Business-Legal Proceedings" insofar as such statements constitute a summary of the legal matters, documents or proceedings of the FCC with respect to telecommunications matters referred to therein, are accurate in all material respects, and fairly summarize the matters therein described.

5. All regulatory tariffs applicable to the Company's and the Subsidiaries' interexchange, exchange access, and international operations, (the "FCC Tariffs") are in full force and effect in accordance with their terms, and to our knowledge, there is no outstanding notice of suspension, cancellation or termination or any threatened suspension, cancellation or termination with respect to any of the FCC Tariffs. Each of the Company and the Subsidiaries are not subject to any restrictions or conditions applicable to its FCC Tariffs that limit or would limit the operations of the Company and the Subsidiaries (other than restrictions or conditions generally applicable to tariffs of that type). Each such FCC Tariff has been accepted by the FCC. To our knowledge, the Company and the Subsidiaries are not in violation under the terms and conditions of the FCC Tariffs.

6. The Company and the Subsidiaries have the consents or approvals, if any, of the FCC, and have made any necessary or required filings, required for the consummation of the transactions contemplated in the Underwriting Agreement.

7. Neither the execution and delivery of the Underwriting Agreement by the Company nor the performance by the Company of its obligations under the Underwriting Agreement will violate the Communications Act.

8. Based upon a review of public files of the FCC, appropriate files of this firm and an inquiry of lawyers in this firm who have substantial responsibility for the Company's and the Subsidiaries' legal matters handled by this firm, we confirm that except as disclosed in the Underwriting Agreement: (a) there is no unsatisfied adverse FCC order, decree or ruling outstanding against the Company or any Subsidiary or any of the Licenses; (b) none of the Company or any Subsidiary is a party to any complaint, action or other proceeding at the FCC, including complaints against other licensees or applicants; (c) Schedule B hereto includes all applications on behalf of the Company or any Subsidiary or with respect to the Licenses that are now pending before the FCC; and (d) the Company and the Subsidiaries have not been the subject of any final adverse order, decree or ruling of the FCC (including any notice of forfeiture which has been paid).

         No facts have come to the attention of those attorneys in the Firm who regularly render service on behalf of the Company and the Subsidiaries to cause us to believe, and we have no reason to believe, that both as of the Effective Date and as of the Closing Date, the statements in the Registration Statement and the Prospectus under the captions "Risk Factors-Risks Associated with Implementation of Growth Strategy-Interconnection Agreements," "Risk Factors-Uncertainties Related to Reciprocal Compensation," "Risk Factors-Regulation," "Business-US LEC's Network - Interconnection," "Business-Competition," "Business-Regulation-Overview,"
"Business-Regulation-Federal Legislation," "Business-Regulation-Federal
Regulation and Related Proceedings," "Business -Regulation-Eighth Circuit Court of Appeals Decision," "Business-Regulation-U.S. District Court Decision," and "Business - Legal Proceedings" that pertain to the Communications Act, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         The opinions expressed in this letter are subject in all respects to the following additional qualifications: (a) this opinion addresses only the transactions that are being consummated on the date hereof and does not address any transaction that may take place after the Closing Date; (b) any action that would transfer DE FACTO (actual) or DE JURE (legal) control of the Company is subject to the requirement for prior approval from the FCC; (c) no opinion is rendered as to matters not specifically referred to herein or as to any fact or circumstance that hereafter may come to our attention or any change in law that hereafter may occur, and under no circumstances are you to infer from anything stated or not stated herein any opinion with respect to such matters; (d) all opinions expressed in this letter are limited solely to the effect of the Communications Act as presently in effect on the telecommunications business of the Company and the Subsidiaries, and we express no opinion as to the effect of any other federal, state, local, foreign, supranational or regional statute or equitable doctrine or common law or of the regulations of any other agency or administrative body; (e) other than as expressly stated in numbered paragraphs one (1) through (8), no opinion is rendered as to the compliance of the Company and the Subsidiaries in the past or in the future with any or all conditions or other requirements of the FCC contained in the orders, if any, authorizing the operations of the Company and the Subsidiaries or otherwise imposed by statute, rule, regulation or policy, and we assume no obligation to ensure that the Company or any Subsidiary complies with such conditions or requirements; (f) we express no opinion as to the effect of any failure by the Company and the Subsidiaries to comply with any conditions or requirements of the FCC; and (g) we express no opinion with respect to any parties or entities other than the Company and the Subsidiaries.

         This opinion is given solely for the benefit of, and may be relied upon only by, the Underwriters. No other person has the right to rely upon it, nor may it be quoted, used, relied upon, redelivered, or referred to by any governmental agency or any other person or entity, without the prior written consent of this firm.



                                        ---------------------------------
                                        Swidler & Berlin, Chartered

                                                                  EXHIBIT C

                                                 _____________, 1998


Smith Barney Inc.
Bear, Stearns & Co. Inc.
Wheat First Securities, Inc.
As Representatives of the several Underwriters
c/o Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:


         We have acted as special [State] telecommunications regulatory counsel to US LEC Corporation of ___________, a [State] corporation (the "Company"). This opinion is being delivered to you pursuant to Section 6(d) of the Underwriting Agreement dated ________, 1998 ("Underwriting Agreement") entered into by U.S. LEC Corp., the parent corporation of the Company (the "Parent"), Smith Barney Inc., Bear, Stearns & Co. Inc., and Wheat First Securities, Inc., for themselves and the other several Underwriters named in Schedule I to the Underwriting Agreement (collectively the "Underwriters"). Each capitalized term used but not defined herein shall have the meaning ascribed to it in the Underwriting Agreement.

         Our opinion is limited to certain [State] telecommunications regulatory matters specifically related to the statutes of [State] governing intrastate telecommunications, and the rules, regulations and orders of [State Public Utility Commission] (hereinafter, the "Commission") with primary regulatory jurisdiction over intrastate telecommunications services of the Company (collectively "State Telecommunications Laws"). We express no opinion and assume no responsibility as to the applicability of any other U.S., state, local, foreign, supranational, or regional laws or regulations, including, but not limited to, laws governing the corporate organization, authority to transact business, or tax liability of the Parent or the Company.

         In this limited capacity, and for the purposes of this opinion, we have reviewed sections of the Parent's Registration Statement on Form S-1 (Registration No. 333-46341) filed by the Parent, under the captions "Risk Factors-Competition," "Risk Factors-Risks Associated with Implementation of Growth Strategy-Interconnection Agreements," "Risk Factors-Uncertainties Related to Reciprocal Compensation," "Risk Factors-Regulation," "Business-US LEC's Network-Interconnection," "Business-Regulation-State Regulation,"
"Business-Regulation-BellSouth North Carolina PUC Proceeding," "Business-Competition," and "Business-Legal Proceedings."

         Although we have acted as special [State] telecommunications regulatory counsel in specific telecommunications regulatory matters to the Company, we draw your attention to the fact that we have not undertaken any on-site or other physical inspections of their business or properties, and with respect to business practices, operations, accounts, personnel or day-to-day affairs have not independently verified the manner in which their respective businesses are operated.

         For purposes of this opinion, we have reviewed the Underwriting Agreement, the Prospectus, the certificate of the officers of the Company attached as Schedule A hereto (the "Certificate"), Licenses and such documents as we have deemed necessary or appropriate to form the basis for the opinions hereinafter expressed. In our review, we have assumed without independent investigation (i) the genuineness of all signatures; (ii) that where any signature purports to have been made in a corporate, governmental, fiduciary, or other capacity, the person who affixed such signature to such document had authority to do so; (iii) the authenticity of all documents submitted to us as originals; (iv) the conformity to authentic original documents of all documents submitted to us as certified, conformed, or photostatic copies; and (v) the conformity of all provisions, terms, and conditions contained in documents submitted to us in draft form with the provisions, terms, and conditions contained in the executed final versions of such documents. We have also assumed, without independent inquiry, that there are no agreements or understandings between or among the Parent or the Company and other parties other than those disclosed in the Underwriting Agreement that would expand, modify, or otherwise affect the terms of the Underwriting Agreement or the rights or obligations thereunder of the parties thereto, and that those documents accurately and completely set forth the agreement of all parties thereto.

         In connection with this opinion as to matters of fact, other than factual matters relating to the existence of the State Telecommunications Laws, we have relied upon the representations and warranties of the Parent set out in the Underwriting Agreement and by the Company's officers in the Certificate. We have not undertaken any independent investigation to verify any such matters, and our opinion is therefore, as to such factual matters, based solely upon such representations and warranties. Whenever in this opinion we limit our opinion to "to our knowledge," our statements are based solely on the Certificate and any information that became known to the telecommunications attorneys of this firm who are involved in representing the Company in the course of their performance of such representation, and a review of the publicly available files of the Commission. Wherever in our opinion we state that the Company has filed a tariff at the Commission, we express no opinion whatsoever concerning whether, and to what extent, such tariff reflects their current actual rates and services or complies with the specific format, rate structure, and other tariff rules of the Commission (except as expressly provided in paragraph 5, below).

         For purposes of this opinion, we have made such examination of the State Telecommunications Laws as we have deemed necessary. In the course of developing this opinion, we have examined only actions and approvals arising out of, relating to, or taken pursuant to the provisions of the State Telecommunications Laws. We have not undertaken to determine the existence of any actions, approvals, or proceedings, whether outstanding, pending, or threatened, before persons or entities other than the Commission.

         This opinion is given as of the date hereof, and we assume no obligation to notify you of any changes in this opinion as a result of any facts that may come to our attention in the future, nor do we assume any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter occur or come to our attention, or to assess the likelihood of any event, including any proceeding or appeal which hereafter may be initiated by or before the Commission, or any federal or state court or government agency, or any changes in laws, rules or regulations, or the interpretation of such, which may hereafter occur, or of any material changes in the terms of the transactions contemplated in the Underwriting Agreement.

         On the basis of the foregoing, and subject to the assumptions, limitations and exceptions set forth herein, we are of the opinion that:

1. Schedule B hereto accurately and completely lists all of the certificates and authorizations of the Company in [specify State]. The Company has the certificates and authorizations, if any, required by the State Telecommunications Laws (collectively the "Licenses") for the provision of intrastate telecommunications services in [specify State] as described in the Registration Statement.

2. To our knowledge, the Company is not subject to any pending or threatened complaint, investigation or proceeding before the Commission based on any alleged violation by the Company in connection with its provision of or failure to provide telecommunications service.

3. To our knowledge, (i) the Licenses are validly issued; (ii) the Licenses are in full force and effect and are not subject to conditions outside the ordinary course; and (iii) all express conditions in the Licenses have been satisfied.

4. The statements in the Registration Statement and Prospectus under the heading of "Risk Factors-Competition,""Risk Factors-Risks Associated with Implementation of Growth Strategy-Interconnection Agreements," "Risk Factors-Uncertainties Related to Reciprocal Compensation," "Risk Factors-Regulation," "Business-US LEC's Network-Interconnection," "Business - Regulation - State Regulation," "Business-Regulation-BellSouth North Carolina PUC Proceeding," "Business-Competition," and "Business-Legal Proceedings" insofar as such statements constitute a summary of the legal matters, documents or proceedings of the Commission with respect to telecommunications matters referred to therein, are accurate in all material respects, and fairly summarize the matters therein described.

5. All regulatory tariffs applicable to the Company's local exchange, and/or intrastate interexchange, and/or exchange access operations in [specify State] (the "State Tariffs") are in full force and effect in accordance with their terms, and to our knowledge, there is no outstanding notice of suspension, cancellation or termination or any threatened suspension, cancellation or termination with respect to any of the Company's State Tariffs. The Company is not subject to any restrictions or conditions applicable to its State Tariffs that limit or would limit the operations of the Company (other than restrictions or conditions generally applicable to Tariffs of that type). Each such Tariff has been accepted by the Commission. To our knowledge, the Company is not in violation under the terms and conditions of any such Tariffs.

6. The Company has the consents or approvals, if any, of the Commission, and has made any necessary or required filings, required for the consummation of the transactions contemplated in the Underwriting Agreement.

7. Neither the execution and delivery of the Underwriting Agreement by the Parent nor the performance by the Parent of its obligations under the Underwriting Agreement will violate the State Telecommunications Laws applicable to the Company.

8. Based upon a review of public files of the Commission, appropriate files of this firm and an inquiry of lawyers in this firm who had substantial responsibility for the Company's legal matters handled by this firm, we confirm that, except as disclosed in the Underwriting
         Agreement: (a) there is no unsatisfied adverse Commission order, decree or ruling outstanding against the Company or any of the Licenses; (b) the Company is not a party to any complaint, action or other proceeding at the Commission, including complaints against other licensees or applicants; (c) Schedule B hereto includes all applications on behalf of the Company or with respect to the Licenses that are now pending before the Commission; and (d) the Company has not been the subject of any final adverse order, decree or ruling of the Commission (including any notice of forfeiture which has been paid).

         No facts have come to the attention of those attorneys in the Firm who regularly render service on behalf of the Company to cause us to believe, and we have no reason to believe, that both as of the Effective Date and as of the Closing Date, the statements in the Registration Statement and the Prospectus under the captions "Risk Factors-Risks Associated with Implementation of Growth Strategy-Interconnection Agreements," "Risk Factors-Uncertainties Related to Reciprocal Compensation," "Risk Factors-Regulation," "Business-US LEC's Network-Interconnection," "Business-Regulation-State Regulation," "Business-Regulation-BellSouth North Carolina PUC Proceeding," "Business-Competition," and "Business-Legal Proceedings" that pertain to the Communications Act or State Telecommunications Laws, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         The opinions expressed in this letter are subject in all respects to the following additional qualifications: (a) this opinion addresses only the transactions that are being consummated on the date hereof and does not address any transaction that may take place after the Closing Date; (b) any action that would transfer DE FACTO (actual) or DE JURE (legal) control of the Company is subject to the requirement for prior approval from the Commission; (c) no opinion is rendered as to matters not specifically referred to herein or as to any fact or circumstance that hereafter may come to our attention or any change in law that hereafter may occur, and under no circumstances are you to infer from anything stated or not stated herein any opinion with respect to such matters; (d) all opinions expressed in this letter are limited solely to the effect of the State Telecommunications Laws as presently in effect on the telecommunications business of the Company, and we express no opinion as to the effect of any other federal, state, local, foreign, supranational or regional statute or equitable doctrine or common law or of the regulations of any other agency or administrative body; (e) other than as expressly stated in numbered paragraphs one (1) through (8), no opinion is rendered as to the compliance of the Company in the past or in the future with any or all conditions or other requirements of the Commission contained in the orders, if any, authorizing the operations of the Company or otherwise imposed by statute, rule, regulation or policy, and we assume no obligation to ensure that the Company complies with such conditions or requirements; (f) we express no opinion as to the effect of any failure by the Company to comply with any conditions or requirements of the Commission; and (g) we express no opinion with respect to any parties or entities other than the Company.

         This opinion is given solely for the benefit of, and may be relied upon only by, the Underwriters. No other person has the right to rely upon it, nor may it be quoted, used, relied upon, redelivered, or referred to by any governmental agency or any other person or entity, without the prior written consent of this firm.



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